Exhibit 10.1

Execution Version

FIRST AMENDMENT AND TEMPORARY WAIVER AGREEMENT

This FIRST AMENDMENT AND TEMPORARY WAIVER AGREEMENT (“Agreement”) entered into on February 25, 2009 but made effective as of February 11, 2009 (the “Effective Date”) is among Flotek Industries, Inc., a Delaware corporation (“Borrower”), the Lenders (as defined below), and Wells Fargo Bank, N.A., as Administrative Agent (as defined below), Issuing Lender (as defined below), and Swing Line Lender (as defined below) for the Lenders.

RECITALS

A. The Borrower is party to that certain Credit Agreement dated as of March 31, 2008 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders party thereto from time to time (the “Lenders”), and Wells Fargo Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), issuing lender (in such capacity, the “Issuing Lender”), and swing line lender (in such capacity, the “Swing Line Lender”).

B. The parties hereto wish to, subject to the terms and conditions of this Agreement, (1) reduce the aggregate Revolving Commitment under the Credit Agreement, (2) acknowledge the possible existence of an Event of Default arising as a result of the Borrower’s failure to comply with the minimum net worth covenant set forth in the Credit Agreement, (3) provide for a temporary waiver of such possible Event of Default, and (4) make certain amendments to the Credit Agreement.

THEREFORE, the parties hereto hereby agree as follows:

Section 1. Defined Terms; Other Definitional Provisions. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 2. Amendments to Credit Agreement.

(a) Section 1.1 (Certain Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by deleting the defined terms “Applicable Margin” and “Letter of Credit Maximum Amount” in their entirety and replacing them with the following corresponding terms:

“Applicable Margin” means, (a) at any time prior to May 15, 2009, (i) with respect to Eurodollar Advances and Letters of Credit, a per annum rate equal to 5.25%,

(ii) with respect to Base Rate Advances, a per annum rate equal to 4.25%, and (iii) with respect to the Commitment Fee, a per annum rate equal to 0.45% and (b) at any other time, with respect to each Type of Advance, the Letters of Credit and the Commitment Fee, the percentage rate per annum which is applicable at such time with respect to such Advance, Letter of Credit or Commitment Fee as set forth in Schedule I and subject to further adjustments as set forth Section 2.8(d).

“Letter of Credit Maximum Amount” means $7,500,000; provided that, on and after the Revolving Maturity Date, the Letter of Credit Maximum Amount shall be zero.

(b) Section 1.1 (Certain Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by deleting the second sentence of the defined term “Revolving Commitment” in its entirety and replacing it with the following:

“The aggregate Revolving Commitment on the First Amendment Effective Date is $15,000,000.”

(c) Section 1.1 (Certain Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by adding the following new term “First Amendment Effective Date” in alphabetical order:

“First Amendment Effective Date” means February 11, 2009.

(d) Section 2.15(a). Section 2.15(a) of the Credit Agreement is hereby amended by replacing the reference to “$40,000,000” found therein with a reference to “$30,000,000”.

(e) Section 6.24 (Convertible Senior Notes). Section 6.24 of the Credit Agreement is hereby amended by deleting subsection (b) in its entirety and replacing it with the following:

(b) The Borrower shall not, nor shall it permit any of its Subsidiaries to, make or offer to make any optional or voluntary repurchase, redemption, prepayment, repayment, defeasance or any other acquisition or retirement for value (or the segregation of funds with respect to any of the foregoing) (whether in whole or in part) of any of the Convertible Senior Notes; provided that, the Borrower may voluntarily convert the Convertible Senior Notes into common stock of the Borrower so long as (i) the aggregate principal amount of the Convertible Senior Notes that are converted into common stock of the Borrower does not exceed $40,000,000 and (ii) neither the Borrower nor any of its Subsidiaries may pay or otherwise provide any consideration (cash or otherwise) to the holders of such converted Convertible Senior Notes in connection with, or related to, such conversion other than the shares of common stock of the Borrower.

(f) Reduction in Revolving Commitment. Notwithstanding the notice requirements set forth in the Credit Agreement, the aggregate Revolving Commitment is reduced to $15,000,000 (and each Lender’s Revolving Commitment is ratably reduced in accordance with such Lender’s Revolving Pro Rata Share of the total reduction). The Lenders hereby waive the notice requirements set forth in the Credit Agreement related to a reduction in Commitments but solely in connection with the reduction provided herein.

(g) Schedule II (Commitments, Applicable Lending Offices, Contact Information). Schedule II to the Credit Agreement is replaced in its entirety with Schedule II attached hereto to reflect the revised Revolving Commitments of the Lenders after giving effect to the reduction of the aggregate Revolving Commitment to $15,000,000.

Section 3. Temporary Waiver.

(a) The Borrower hereby informs the Lenders and acknowledges that the Borrower may have failed to comply with the minimum net worth covenant set forth in Section 6.17 of the Credit Agreement for the fiscal quarter ended December 31, 2008 which would result in an Event of Default under the Credit Agreement as of December 31, 2008 (the “Existing Default”).

(b) The Lenders hereby agree, subject to the terms of this Agreement, to temporarily waive the Existing Default until the date (“Waiver Termination Date”) that is the earlier to occur of (i) May 15, 2009 and (ii) the date of the occurrence of a Waiver Default (as defined below). The waiver set forth in this Section 3(b) is temporary in nature and the Existing Default shall, unless otherwise agreed to in writing by the Majority Revolving Lenders and the Majority Lenders, be immediately and automatically reinstated on the Waiver Termination Date and shall constitute an “Event of Default” under the Credit Agreement and the other Credit Documents. The waiver by the Lenders described above is contingent upon the satisfaction of the conditions precedent set forth below and is limited to the Existing Default. This waiver is limited to the extent described herein and shall not be construed to be a consent to or a permanent waiver of the Existing Default or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Credit Documents or a waiver of any Default or Event of Default that may hereafter occur. The Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Credit Agreement or any other provision of any Credit Document.

(c) The Borrower and each Guarantor hereby agrees and acknowledges that (i) the Existing Default has not been permanently waived as a result of this Agreement and that such waiver is temporary in nature, and (ii) concurrent with the Waiver Termination Date, all rights and remedies of the Lenders enjoined as a result of this Section 3 shall, unless otherwise agreed to in writing by the Majority Revolving Lenders and the Majority Lenders, be reinstated.

(d) The following shall constitute a “Waiver Default” under this Agreement: (i) the failure of the Borrower or any Guarantor to comply with any covenant or agreement contained in this Agreement; (ii) any representation or warranty contained in this Agreement shall be incorrect in any material respect; or (iii) the existence of any Default or Event of Default (other than the Existing Default).

Section 4. Representations and Warranties. The Borrower and each Guarantor represents and warrants that (a) after giving effect to this Agreement, except for the representations and warranties which are made only as of a prior date, the representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all respects as of the Effective Date and as of the date this Agreement is entered into, in each case, as if made on and as of such dates; (b) after giving effect to this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the limited liability company or corporate power and authority of such Person and have been duly authorized by appropriate limited liability company or corporate action and proceedings; (d) this Agreement constitutes a legal, valid, and binding obligation of such Person enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; (f) the Liens under the Security Documents are valid and subsisting and secure the Borrower’s and such Person’s obligations under the Credit Documents, and (g) as to each Guarantor, it has no defenses to the enforcement of its Guaranty.

Section 5. Effect on Credit Documents; Acknowledgments.

(a) The Borrower and each Guarantor acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b) The Administrative Agent, the Issuing Lender, the Swing Line Lender and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Except to the extent provided in this Agreement, nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default (other than a temporary waiver of the Existing Default as provided herein) under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent, Issuing Lender, the Swing Line Lender or any Lender with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, Issuing Lender, the Swing Line Lender or any Lender to collect the full amounts owing to them under the Credit Documents.

(c) Each party hereto does hereby adopt, ratify, and confirm the Credit Agreement and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and each Guarantor acknowledges and agrees that its respective liabilities under the Credit Agreement, as amended hereby, or the Guaranty are not impaired in any respect by this Agreement or the waiver granted hereunder. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 6. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations, as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Credit Documents.

Section 7. Effectiveness. This Agreement shall become effective, and the amendments, consents and waiver provisions provided for herein shall be effective as provided herein as of the Effective Date, upon the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, the Swing Line Lender, the Majority Revolving Lenders and the Majority Lenders.

(b) No Default, other than the Existing Default, shall have occurred and be continuing as of the Effective Date or as of the date this Agreement is entered into.

(c) The representations and warranties in this Agreement shall be true and correct in all material respects.

(d) The Borrower shall have paid to the Administrative Agent (i) for the account of each Lender that approves this Agreement and provides an executed signature page for such Lender by facsimile or electronic mail to the Administrative Agent (or its counsel) by 5:00 pm (Houston, Texas time) on February 25, 2009, a waiver fee equal to 0.25% of such Lender’s total Commitments (before giving effect to the pro rata reduction thereof made pursuant to Section 2(f) above); and (ii) all fees and expenses of the Administrative Agent’s outside legal counsel and other consultants pursuant to all invoices presented for payment on or prior to the Effective Date.

Section 8. Counterparts; Severability. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement and the Guaranty.

Section 10. Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 11. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized representatives as of the Effective Date.

BORROWER: FLOTEK INDUSTRIES, INC.

By:	/s/ Jesse E. Neyman
Name:	Jesse E. Neyman
Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:

TELEDRIFT COMPANY

FLOTEK PAYMASTER, INC.

MATERIAL TRANSLOGISTICS, INC.

PETROVALVE, INC.

TURBECO, INC.

USA PETROVALVE, INC.

SOONER ENERGY SERVICES, LLC

CESI MANUFACTURING LLC

CESI CHEMICAL, INC.

PADKO INTERNATIONAL, INC.

Each By:	/s/ Jesse E. Neyman
Name:	Jesse E. Neyman
Title:	Chief Financial Officer

FLOTEK INDUSTRIES FZE

By:	/s/ Jesse E. Neyman
Name:	Jesse E. Neyman
Title:	Chief Financial Officer

Signature Page to First Amendment

and Temporary Waiver Agreement

ADMINISTRATIVE AGENT / ISSUING LENDER / SWING LINE LENDER: WELLS FARGO BANK, N.A., as Administrative Agent, Issuing Lender and Swing Line Lender

By:	/s/ Michael W. Nygren
Name:	Michael W. Nygren
Title:	Vice President

Signature Page to First Amendment

and Temporary Waiver Agreement

LENDERS: WELLS FARGO BANK, N.A., as a Revolving Lender and a Term Lender

By:	/s/ Michael W. Nygren
Name:	Michael W. Nygren
Title:	Vice President

Signature Page to First Amendment

and Temporary Waiver Agreement

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a Revolving Lender and a Term Lender

By:	/s/ Brian N. Thomas
Name:	Brian N. Thomas
Title:	Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, as a Revolving Lender and a Term Lender

By:	/s/ Brian N. Thomas
Name:	Brian N. Thomas
Title:	Vice President

Signature Page to First Amendment

and Temporary Waiver Agreement

COMERICA BANK, as a Revolving Lender and a Term Lender

By:	/s/ Cyd Dillahunty
Name:	Cyd Dillahunty
Title:	Vice President

Signature Page to First Amendment

and Temporary Waiver Agreement